Exhibit 3.345

Delaware	Page 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “INSIGHT INTERACTIVE, LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE EIGHTH DAY OF FEBRUARY, A.D. 2000, AT 9 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “SOURCESUITE ACQUISITION LLC” TO “SOURCESUITE LLC”, FILED THE SIXTH DAY OF MARCH, A.D. 2000, AT 9:01 O’CLOCK A.M.

CERTIFICATE OF RESIGNATION OF REGISTERED AGENT WITHOUT APPOINTMENT, FILED THE THIRTEENTH DAY OF MAY, A.D. 2003, AT 12:43 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIRST DAY OF MAY, A.D. 2003, AT 4:20 O’CLOCK P.M.

3172612 8100H SR# 20165695258	/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State Authentication: 202953746 Date: 09-08-16
You may verify this certificate online at corp.delaware.gov/authver.shtml

Delaware The First State	Page 2

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “SOURCESUITE LLC” TO “INSIGHT INTERACTIVE, LLC”, FILED THE NINTH DAY OF JULY, A.D. 2004, AT 3:11 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “INSIGHT INTERACTIVE, LLC”.

3172612 8100H SR# 20165695258	/s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State Authentication: 202953746 Date: 09-08-16
You may verify this certificate online at corp.delaware.gov/authver.shtml

CERTIFICATE OF FORMATION

OF

SOURCESUITE ACQUISITION LLC

This certificate of formation of SourceSuite Acquisition LLC (the “Company”), dated as of February 2, 2000, is being duly executed and filed by an authorized person to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. §18-101 et seq.).

FIRST. The name of the Company is SourceSuite Acquisition LLC.

SECOND. The address, including the street, number, city and county, of the registered office of the Company in the State of Delaware is 30 Old Rudnick Lane, Suite 100, Dover, Delaware 19901, County of Kent; and the name of the registered agent of the Company in the State of Delaware at such address is LEXIS Document Services Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 8th day of February, 2000.

By:	/s/ Dan L. Rosenbaum
Authorized Person

Name:	Dan L. Rosenbaum

F:\CLIENTS\4559-Source Media\006 - Liberate\SSACertFormation.wpd	STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 02/08/2000 001062379 – 3172612

FAX	State of Delaware - Division of Corporations DOCUMENT FILING SHEET

Priority 1 (Two Hr. Service)	Priority 2 (Same Day)	Priority 3 (24 Hour)	Priority 4 (Must Approvals)	Priority 5 (Reg. Approvals)	Priority 6 (Reg. Work)

DATE SUBMITTED	03-06-00
REQUESTOR NAME	LEXIS DOCUMENT SERVICES INC.	FILE DATE	03-06-00
ADDRESS	30 OLD RUDNICK LANE	FILE TIME	0901
DOVER, DE 19901
ATTN.	Reneé
PHONE	302-736-4300

NAME of COMPANY/ENTITY	SOURCESUITE ACQUISITION LLC
changing name to: SOURCESUITE LLC

001111060	3172612	9215379
SRV NUMBER	FILE NUMBER	FILER’S NUMBER	RESERVATION NO.

TYPE of DOCUMENT	Amendment	DOCUMENT CODE	0240

CHANGE of NAME CHANGE of AGENT / OFFICE CHANGE of STOCK

CORPORATIONS
FRANCHISE TAX YEAR	$
FILING FEE TAX	$
RECEIVING & INDEXING	$
CERTIFIED COPIES NO. 1	$
SPECIAL SERVICES	$
KENT COUNTY RECORDER	$
NEW CASTLE COUNTY RECORDER	$
SUSSEX COUNTY RECORDER	$

TOTAL:	$

METHOD of RETURN
X MESSENGER/PICKUP
FED. EXPRESS Acct #
REGULAR MAIL
FAX No.
OTHER

COMMENTS / FILING INSTRUCTIONS

2 of 2

CREDIT CARD CHARGES

You have my authorization to charge my credit card for this service:
- - -		Exp. Date
Signature	Printed Name

X	AGENT USE ONLY		INSTRUCTIONS

		1.	Fully shade in the required Priority square using a dark pencil or marker, staying within the square.

		2.	Each request must be submitted as a separate item, with its own Filing sheet as the FIRST PAGE.

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:01 AM 03/06/2000 001111060 – 3172612

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF FORMATION

OF

SOURCESUITE ACQUISITION LLC

The undersigned President and Chief Executive Officer of SourceSuite Acquisition LLC (the “Company”), dated as of March 3, 2000, hereby certifies as follows:

FIRST. The name of the Company is SourceSuite Acquisition LLC.

SECOND. Paragraph First of the Certificate of Formation of the Company is amended to read as follows:

The name of the Company is SourceSuite LLC.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the date first written above.

/s/ Stephen W. Palley
Stephen W. Palley,
President and Chief Executive Officer

F:\CLIENTS\4559-Source Media\006-Liberate\SSACertAmendment.wpd

State of Delaware Secretary of State Division of Corporations Delivered 12:56 PM 05/13/2003 FILED 12:43 PM 05/13/2003 SRV 030308921 – 3172612 FILE

CERTIFICATE OF RESIGNATION

OF REGISTERED AGENT

OF

SOURCESUITE LLC

This is to certify that LEXIS Document Services Inc. of 30 Old Rudnick Lane, Suite 100, Dover, Delaware, pursuant to Section 18-104 (d) of the Limited Liability Company Act of The State of Delaware:

(1) Resigned the office of the registered agent of

SOURCESUITE LLC

An LLC of the State of Delaware, on May 13, 2003, without appointing any successor as registered agent in its stead.

(2) Sent on March 12, 2003, by certified mail, due notice of its resignation to the principal office of the LLC at the following address:

Accounts Payable

Source Media Inc

# 200, 5601 Executive Drive

Irving, TX 75038-2508

(3) The said notice of resignation has been returned by the post office.

(4) The said resignation shall not become effective for 30 days from the date of filing.

/s/ Rose L. Redman
Rose L. Redman - Assistant Secretary

File# 3172612

State of Delaware Secretary of State Division of Corporations Delivered 04:32 PM 05/21/2003 FILED 04:20 PM 05/21/2003 SRV 030332304 – 3172612 FILE

CERTIFICATE OF AMENDMENT

OF

SOURCESUITE LLC

1.	The name of the limited liability company is SourceSuite LLC.

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

To change the designation of registered agent in Delaware upon whom all process against the corporation may be served from Lexis Document Services Inc., 30 Old Rudnick Lane, Ste. #100, Dover, DE 19901 to The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, DE, 19801.

3.	This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of SourceSuite LLC this 21th day of May, 2003.

/s/ Elliot Brecher
Elliot Brecher, Senior Vice President

State of Delaware - Division of Corporations

Fax	Document Filing Sheet	PART II OF II

Priority 1 (One Hr)	Priority 2 (Two Hr)	Priority 3 (Same Day)	Priority 4 (24 Hr)	Priority 5 (Must Approval)	Priority 6 (Reg. Approval)	Priority 7 (Reg. Work)

DATE SUBMITTED	8-9-04
REQUESTOR NAME	The Corporation Trust Company	FILE DATE	8-9-04
ADDRESS	WILM/ Cynthia Pierce/Wilmin /	FILE TIME	1511
ATTN.	Cynthia Pierce
PHONE	866-809-1134

NAME of COMPANY/ENTITY	SOURCE SUITE LLC C/N/T INSIGHT INTERACTIVE, LLC

040506286	3172612	9000010
SRV NUMBER	FILE NUMBER	FILER’S NUMBER	RESERVATION NO.

TYPE OF DOCUMENT	AMENDMENT	DOCUMENT CODE	18-202

CHANGE of NAME	X	CHANGE of AGENT/OFFICE	CHANGE OF STOCK

CORPORATIONS
FRANCHISE TAX YEAR	$

FILING FEE TAX	$

RECEIVING & INDEXING	$

CERTIFIED COPIES NO.	$

SPECIAL SERVICES	$

KENT COUNTY RECORDER	$

NEW CASTLE COUNTY RECORDER	$
SUSSEX COUNTY RECORDER	$
TOTAL	$

METHOD of RETURN
MESSENGER/PICKUP FED. EXPRESS Acct.# REGULAR MAIL FAX No. OTHER

COMMMENTS/FILING INSTRUCTIONS

CREDIT CARD CHARGES
You have my authorization to charge my credit card for this service:
- - - Exp. Date
Signature Printed Name

XX	AGENT USE ONLY	INSTRUCTIONS
1. Full shade in the required Priority square using a dark pencil or marker, staying within the square.
2. Each request must be submitted as a separate item, with its own Filing sheet as the FIRST PAGE.

State of Delaware Secretary of State Division of Corporations Delivered 02:57 PM 07/09/2004 FILED 03:11 PM 07/09/2004 SRV 040506286 - 3172612 FILE	CERTIFICATE OF AMENDMENT
OF SOURCESUITE LLC

1. The name of the limited liability company is SourceSuite LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

The name of the limited liability company shall be changed from SourceSuite LLC to Insight Interactive, LLC

3. This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of SourceSuite LLC this 8th day of July, 2004.

/s/ Elliot Brecher
Elliot Brecher, Senior Vice President

TOTAL P.03